                           FIRST AMENDMENT TO
            AMENDED AND RESTATED SECURED CREDIT AGREEMENT

     This FIRST AMENDMENT TO SECURED CREDIT AGREEMENT AND RELATED DOCUMENTS (this "AMENDMENT"), dated as of March 24, 1999, is among THE ROACH ORGANIZATION, INC., a Delaware corporation, TRO LEARNING (CANADA), INC., a Canadian corporation ("TRO CANADA"; Roach and Tro Canada are hereinafter referred to, collectively, as "BORROWERS" and individually, as a "BORROWER") and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("LENDER") (this and all other capitalized terms used herein are defined in Section 1 of the Credit Agreement defined below).

                            R E C I T A L S:

     A. Borrowers and Lender are parties to that certain Secured Credit Agreement dated as of February 26, 1999, (the "CREDIT AGREEMENT"), subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrowers.

     B. Borrower has requested and additional short-term overadvance in the amount of $1,000,000, and Lender is willing to agree to such request subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the terms and conditions hereof, Borrowers and Lender hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used but not elsewhere defined in this Amendment shall have the respective meaning ascribed thereto in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

     2.01 The definition of "Overadvance Amount" appearing in Section 1.1 of the Credit Agreement is hereby deleted and the following definition is substituted in lieu thereof:

               ""OVERADVANCE AMOUNT" shall mean an amount equal to the sum of
(x) $1,500,000 (the "BASE OVERADVANCE") and (y) during the period beginning March 24, 1999 and ending May 31, 1999, $1,000,000 (the "SPECIAL
OVERADVANCE")."

     2.02. Sections 4.1 of the Credit Agreement is hereby deleted and the following substituted in lieu thereof;

               "SECTION 4.1 INTEREST RATES. Subject to SECTION 4.3, Borrowers hereby jointly and severally promise to pay interest on the outstanding principal

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amount of each Loan for the period commencing on the date thereof until such
Loan is paid in full, at a rate per annum determined by reference to the Prime Rate or the LIBOR Rate, respectively. The applicable basis for determining the rate of interest shall be selected by Borrowers at the time a borrowing is requested pursuant to SECTION 2.3 or at the time a Notice of LIBOR Activity is given pursuant to SECTION 4.4, as the case may be. If on any day any portion of any Loan is outstanding with respect to which notice has not been given to Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest thereon, then for that day, such portion of such Loan shall be a Prime Rate Loan and shall bear interest at a rate determined by reference to the Prime Rate. Subject to
SECTION 4.3, each Prime Rate Loan and LIBOR Rate Loan shall bear interest at a rate per annum determined as follows: (a) if it is a Prime Rate Loan, then at the sum of the Prime Rate in effect from time to time PLUS (i) one percent (1.0%) for Loans less than or equal to the Borrowing Base MINUS the Special Overadvance as computed and determined from time to time and (ii) three percent (3%) for all Loans greater than the Borrowing Base MINUS the Special Overadvance as computed and determined from time to time, or (b) if it is a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period PLUS three percent (3.0%)."

     2.03. Section 4.2 of the Credit Agreement is hereby amended by inserting a comma after the phrase "Prime Rate Loans" appearing therein.

     3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lender:

          (a) DELIVERY OF DOCUMENTS. The following shall have been delivered to Collateral Agent, each duly authorized and executed:

               (1) this Amendment;

               (2) such other instruments, documents, certificates, consents, waivers and opinions as Lender reasonably may request; and

               (3) TRO Learning, Inc. shall have executed and delivered to the Lender its consent to this Amendment in the form set forth below.

          (b) PAYMENT OF SPECIAL OVERADVANCE FEE. The Borrowers shall have paid to Lender a fee in the amount $25,000 for providing the Special Overadvance. Lender and Borrowers agree such fee shall be paid from the proceeds of a Loan which Borrowers hereby request Lender to make on the date hereof.

          (c) NO MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred since the date of the most recent financial statements for Borrowers received by Lender.


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

          (d) PAYMENT OF COSTS. Borrowers shall have paid or caused to be paid to Lender all out of pocket expenses of Lender relating to this Amendment and the transactions contemplated herein, including, without limitation, the expenses and reasonable fees of Lender's counsel.

          (e) SATISFACTION OF LENDER'S COUNSEL. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

The date on which all of the conditions set forth in this Paragraph 4 have been satisfied (or waived by Lender) is referred to herein as the "Effective Date."

     4. REFERENCES. From and after the Effective Date, all references in the Credit Agreement and the Related Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended hereby.

     5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby confirms to Lender that the representations and warranties set forth in the Credit Agreement and the Related Documents to which it is a party are true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and except as disclosed in the schedules attached to the most recent Notice Prime Rate Activity. Notice of LIBOR Activity or LC Guaranty Request. Each Borrower represents and warrants to Lender that (a) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (b) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon it in accordance with its terms, (c) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the organizational documents or operating agreement of any Borrower or (B) any applicable law, rule, regulation, judgment, decree or order of which such Borrower has knowledge or any agreement, indenture or instrument to which such Borrower is a party or is bound or which is binding upon or applicable to all or any portion of its property, (d) no Unmatured Event of Default or Event of Default presently exists and (e) no Material Adverse Effect has occurred since the date if the last financial statements delivered by Borrowers to Lender.

     6. COSTS AND EXPENSES. Borrowers agree, jointly and severally, to reimburse Lender for all out of pocket expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the expenses and fees of counsel for Lender.

     7. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Credit Agreement and each of the Related Documents shall remain in full force and effect in accordance with their respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the Related


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Documents to which it is a party, all as amended by this Amendment, and the liens and security interests created thereby, and each acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) Lender has fully performed all obligations to Borrowers which it may have had or have on and as of the date hereof and (c) other than as specifically set forth herein, Lender does not waive, diminish or limit any term or condition contained in any of the Credit Agreement or the Related Documents. Lender's agreement to the terms of this Amendment or any other amendment of the Credit Agreement or Related Documents shall not be deemed to establish or create a custom or course of dealing among Lender and Borrowers. This Amendment and the documents executed and delivered pursuant to this Amendment contain the entire agreement among Lender and Borrowers with respect to the transactions contemplated by this Amendment.

     8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     9.   FURTHER ASSURANCES.   Each Borrower covenants and agrees that it
will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lender in order to effectuate fully the intent of this Amendment.

     10. SEVERABILITY. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

     11.   CAPTIONS.   The captions in this Amendment are inserted for
convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

           [remainder of this page intentionally left blank]


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment at Chicago, Illinois as of the day and year first above written.

                                    THE ROACH ORGANIZATION, INC.



                                    By: /s/ Steven R. Schuster
                                    -------------------------------------
                                              Steven R. Schuster
                                              Vice President


                                    TRO LEARNING (CANADA), INC.



                                    By: /s/ Steven Schuster
                                    -------------------------------------
                                              Steven Schuster
                                              Vice President



                                    FIRST SOURCE FINANCIAL LLP
                                    By:  First Source Financial, Inc.
                                    Its: Manager



                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------




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

                              GUARANTOR'S CONSENT


     The undersigned, TRO Learning, Inc., has heretofore executed and delivered to the Lender a Guaranty dated as of February 26, 1999 and hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.


                                          TRO LEARNING, INC.

                                          /s/ Steven R. Schuster
                                          -------------------------------
                                              Steven R. Schuster
                                              Vice President


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